SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 26, 1997



                           RESURGENCE PROPERTIES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                        0-24740                  13-3757163
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

                   411 West Putnam Avenue, Greenwich, CT 06830
                    (Address of principal executive offices)

                                 (203) 862-7000
              (Registrant's telephone number, including area code)


         (Former name, or former address, if changed since last report)

Item 5.  Other Events.

         On September 26, 1997, the shareholders of Resurgence Properties Inc. (the "Company") approved a plan of complete liquidation and dissolution of the Company.

         The complete text of the press release issued by the Company and the Plan of Complete Liquidation and Dissolution of Resurgence Properties Inc. is attached hereto as an exhibit and is hereby incorporated by reference in its entirety to this item.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         c.  Exhibits

                       99.1    Press Release, dated September 26, 1997.
                       99.2    Plan of Complete Liquidation and Dissolution of
                                 Resugence Properties Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             RESURGENCE PROPERTIES INC.

Dated:  September 30, 1997                   By:   /s/Jay L. Maymudes
                                                   ------------------
                                                   Jay L. Maymudes
                                                   Vice President, Chief
                                                   Financial Officer & Secretary